UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒      Definitive Proxy Statement

☐       Definitive Additional Materials

☐       Soliciting Material under Rule 14a-12

Zedge, Inc.
(Name of Registrant as Specified In Its Charter)

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ZEDGE, INC.
 22 Cortlandt Street, 14th Floor
New York, NY 10007
(330) 577-3424

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	10:30 a.m., local time, on Wednesday, January 18, 2017

PLACE:	Offices of Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007

ITEMS OF BUSINESS:	1. To elect five directors, each for a term of one year.

2.  To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will, among other things (a) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 500,000, (b) modify the non-employee directors’ annual automatic grant to provide that, if the Company’s market cap is below $40 million as calculated in the Plan, a pro-rata portion will be paid in cash, and (c) change the vesting of future grants of restricted stock to be automatically awarded to non-employee directors under the Plan to vest in full upon grant instead of two years after grant.

3.  To approve the acceleration of the vesting date of restricted stock that will be automatically awarded to the Company’s non-employee directors on January 5, 2017 from January 5, 2019 to January 18, 2017.

4. To conduct an advisory vote on executive compensation.

5. To conduct an advisory vote on frequency of future advisory votes on executive compensation.

6. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2017.

7. To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

RECORD DATE:	You can vote if you were a stockholder of record as of the close of business on November 21, 2016.

PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How do I Vote?”

ANNUAL MEETING ADMISSION:

If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other written proof of ownership as of November 21, 2016 with you to the Annual Meeting, as well as a form of personal photo identification.

ANNUAL MEETING DIRECTIONS:	You may request directions to the annual meeting via email at ir@zedge.net or by calling Zedge Investor Relations at (330) 577-3424.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ZEDGE, INC. STOCKHOLDERS MEETING TO BE HELD ON JANUARY 18, 2017:
The Notice of Annual Meeting and Proxy Statement and the 2016 Annual Report are available at:

http://investor.zedge.net/

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

New York, New York
November 23, 2016

ZEDGE, INC.
 22 Cortlandt Street, 14th Floor
New York, NY 10007
(330) 577-3424

____________________

PROXY STATEMENT

____________________

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished to the stockholders of record of Zedge, Inc., a Delaware corporation (the “Company” or “Zedge”), as of the close of business on November 21, 2016, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, January 18, 2017 at 10:30 a.m., local time, at the Offices of Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”), and Class B common stock, par value $0.01 per share (“Class B Common Stock”), present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on approximately December 8, 2016.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business on November 21, 2016 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 9,390,053 shares outstanding and entitled to vote at the Annual Meeting, consisting of 524,775 shares of Class A Common Stock and 8,865,278 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock held by them. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of Class A Common Stock and Class B Common Stock as of the close of business on Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the

Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not properly revoked prior to the meeting will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the SEC, the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on the relevant Proposal will be required for the approval of the election of any director (Proposal No. 1), the amendment to the Company’s 2016 Stock Option and Incentive Plan (the “2016 Plan”) (Proposal No. 2), the acceleration of the vesting date of restricted stock that will be automatically awarded to the Company’s non-employee directors on January 5, 2017 from January 5, 2019 to January 18, 2017 (Proposal No. 3), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 4), and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 6). This means that the number of votes cast “for” a director nominee or Proposal Nos. 2, 3, 4 and 6 must exceed the number of votes cast “against” that nominee or Proposal Nos. 2, 3, 4 and 6. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals. Proposal No. 5 asks stockholders to express a preference among three possible choices as to whether future advisory votes on executive compensation should be held every year, every two years, or every three years. Accordingly, abstentions will not be counted as expressing any preference. If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every year, the Company would adopt this approach.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the NYSE MKT. In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE MKT rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 6), even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors (Proposal No. 1), the adoption of an amendment to the 2016 Plan (Proposal No. 2), the acceleration of the vesting date of restricted stock that will be automatically awarded to the Company’s non-employee directors on January 5, 2017 from January 5, 2019 to January 18, 2017 (Proposal No. 3), the approval, on an advisory basis, of the compensation of our Named Executive Officers (Proposal No. 4), the advisory vote on the frequency of future advisory votes on executive compensation (Proposal No. 5), or on any stockholder proposal or other matter raised at the Annual Meeting without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report and Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007, or by phone at (330) 577-3424, and we will promptly forward to such stockholder a separate Annual Report and/or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

References to Fiscal Years

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2016 refers to the fiscal year ended July 31, 2016).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements and the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the NYSE MKT. Consistent with the Company’s commitment to strong corporate governance, the Company does not rely on the exceptions from the NYSE MKT’s corporate governance listing requirements available to it because it is a “controlled company,” except as described below with regard to (i) the composition of the Nominating Committee and (ii) the Company not having a single Nominating/Corporate Governance Committee.

In accordance with applicable sections of the NYSE MKT Company Guide, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Corporate Governance section of our website at http://investor.zedge.net/governance-documents and which also are available in print to any stockholder upon written request to the Corporate Secretary.

The Company qualifies as a “controlled company” as defined by the NYSE MKT Company Guide, because, since October 25, 2016, more than 50% of the voting power of the outstanding capital stock of the Company is controlled by one individual, Michael Jonas, who serves as Chairman of our Board of Directors. Upon our spin-off (the “Spin-Off”) from IDT Corporation (“IDT”) which was effected on June 1, 2016 until October 25, 2016, the Company was a “controlled company” because Howard Jonas, who currently serves as Vice-Chairman of our Board of Directors and is the father of Michael Jonas, controlled more than 50% of the voting power of the outstanding capital stock of the Company. Notwithstanding that being a “controlled company” entitles the Company to exempt itself from the requirement that a majority of its directors be independent directors and that the Compensation Committee and Corporate Governance Committee be comprised entirely of independent directors, the Board of Directors has determined affirmatively that a majority of the members of the Board of Directors and the director nominees are independent in accordance with the NYSE MKT Company Guide and that the Compensation Committee and the Corporate Governance Committee are in fact comprised entirely of independent directors. As a “controlled company,” the Company may, and has chosen to, exempt itself from the NYSE MKT Company Guide requirement that it have a single Nominating/Corporate Governance Committee composed entirely of independent directors. As noted above, and discussed in greater detail below, the Board of Directors maintains a separate Corporate Governance Committee comprised entirely of independent directors, and a Nominating Committee comprised of the Vice-Chairman of the Board of Directors and one independent director.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Corporate Governance section of our website at http://investor.zedge.net/governance-documents. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the NYSE MKT Company Guide definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.       During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.       During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.       (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.       Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.       The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax-exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three Fiscal Years, exceeds the greater of (a) $200,000 or (b) five percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax-exempt organizations to determine if such director qualifies as independent.

In addition, all members of the Company’s Audit Committee must meet the independence requirements of Section 2014.10A-3 of the Securities Exchange Act of 1934, which are set forth in the Audit Committee Charter.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Marie Therese (MT) Carney, Mark Ghermezian and Stephen Greenberg is independent in accordance with the Corporate Governance Guidelines and the Audit Committee Charter and, thus, that a majority of the current Board of Directors, a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent. As used herein, the term “non-employee director” shall mean any director who is not an employee or consultant of the Company, and who is deemed to be independent by the Board of Directors. Therefore, neither Howard Jonas nor Michael Jonas is a non-employee director. With the exception of $141,000 that the Company paid in Fiscal 2016 for services and software to Appboy, Inc., of which Mark Ghermezian serves as the Chief Executive Officer, one of six members of the board of directors, and co-founder, none of the non-employee directors had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence. The Corporate Governance Committee considered that Appboy is a venture-backed company in which Mr. Ghermezian beneficially owns only a partial interest, and that Mr. Ghermezian does not receive any compensation for payments made by Zedge to Appboy. Based on the foregoing, the Corporate Governance Committee and the Board of Directors determined that the Zedge/Appboy relationship does not preclude a finding of independence for Mr. Ghermezian.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board, whose contact information is provided below under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested parties may communicate with (i) the non-management directors by contacting the Lead Independent Director, and (ii) the Audit, Compensation or Corporate Governance Committees of the Board of Directors by contacting the Chairs of such committees. All communications should be in writing, should indicate in the address whether it is intended for the Lead Independent Director, or a Committee Chair, and should be directed care of Zedge, Inc.’s Corporate Secretary, Stockholder Communications, Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, NY 10007.

The Corporate Secretary will relay correspondence (i) intended for the non-management directors to the Lead Independent Director, and (ii) intended for the Audit, Compensation, and Corporate Governance Committees to the Chairs of such committees.

The Corporate Secretary may filter out and disregard (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that is described by one of the following categories:

•         Obscene materials

•         Unsolicited marketing or advertising material or mass mailings

•         Unsolicited newsletters, newspapers, magazines, books and publications

•         Surveys and questionnaires

•         Resumes and other forms of job inquiries

•         Requests for business contacts or referrals

•         Material that is threatening or illegal

•         Any communications or materials that are not in writing

In addition, the Corporate Secretary may handle in his or her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•         Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•         Routine invoices, bills, account statements and related communications that can be appropriately addressed by management

BOARD OF DIRECTORS AND COMMITTEES

Board of Directors

The current Board of Directors was appointed in connection with the Spin-Off, and held one meeting in Fiscal 2016, which was, attended by all of the directors. During Fiscal 2016 until May 23, 2016, the Board of Directors consisted of (collectively, the “Prior Directors”) Tom Arnoy, Jonathan Reich, Eric Cosentino, Shmuel Jonas and Joyce Mason. On May 23, 2016, the Prior Directors were removed from the Board of Directors, and the current directors were elected.

Directors are encouraged to attend the Company’s annual meeting of stockholders, and the Company has scheduled a meeting of the Board of Directors on the same date and at the same place as the 2017 Annual Meeting of Stockholders to encourage director attendance.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Michael Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. The Board has determined that, given Michael Jonas’ leadership skills, relationships with the members of management and other members of the Board, and prior positions where he acted as leader and provided oversight over different bodies, that he is well suited to be the Chairman of the Board at the present time. Michael Jonas has been Chairman of the Board since November 14, 2016, with Howard Jonas being Chairman of the Board from June 2, 2016 until November 14, 2016.

The Board of Directors as a whole, and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees (each of which is comprised solely of independent directors), discussed below, provide an appropriate and effective balance to the role of the Chairman of the Board. With the oversight of the full Board of Directors, the Company’s management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The NYSE MKT Company Guide requires that the non-employee directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Mr. Ghermezian, an independent director, has served as the “Lead Independent Director” since June 2, 2016.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversees certain aspects of risk management and reports its respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

Upon the Spin-Off, the Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

The Audit Committee

The Audit Committee consists of Mr. Greenberg (Chairman), Ms. Carney and Mr. Ghermezian. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/governance-documents, and is also available in print to any stockholder upon request to the Corporate Secretary. The principal duties of the Audit Committee under its written charter include: (i) responsibilities associated with our external and internal audit staffing and planning; (ii) accounting and financial reporting issues associated with our financial statements and filings with the SEC; (iii) financial and accounting organization and internal controls; (iv) auditor independence and approval of non-audit services; and (v) “whistle-blower” procedures for reporting questionable accounting and audit practices. The Audit Committee held two meetings during Fiscal 2016.

The Board of Directors has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable NYSE MKT listing standards and the Sarbanes-Oxley Act of 2002, and (ii) Mr. Greenberg qualifies as an “audit committee financial expert,” as determined by the Board of Directors in accordance with SEC rules.

The Compensation Committee

The Compensation Committee currently consists of Mr. Ghermezian (Chairman), Ms. Carney and Mr. Greenberg. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/governance-documents, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the 2016 Plan and its predecessor, the Company’s 2008 Stock Option and Incentive Plan, as amended and restated, and recommending to the Board of Directors the nature and amount of the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee held one meeting during Fiscal 2016. The Board of Directors has determined that all of the members of the Compensation Committee are independent within the applicable NYSE MKT listing standards.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee have (1) served as an officer or employee of the Company or (2) any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions” with the exception of $141,000 that the Company paid in Fiscal 2016 for services and software to Appboy, Inc., of which Mr. Ghermezian serves as the Chief Executive Officer, one of six members of the board of directors, and co-founder. No executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

The Corporate Governance Committee

The Corporate Governance Committee currently consists of Ms. Carney (Chairman), Mr. Ghermezian and Mr. Greenberg. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/governance-documents, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee reviews (i) the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) any potential conflicts of interest of independent directors, (iii) related person transactions, and (iv) and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee held one meeting in Fiscal 2016. The Board of Directors has determined that all of the members of the Corporate Governance Committee are independent within the applicable NYSE MKT listing standards.

The Nominating Committee

The Nominating Committee currently consists of Mr. Howard Jonas and Mr. Greenberg. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, http://investor.zedge.net/governance-documents, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors; (ii) recommending candidates to fill new or vacant positions on the Board of Directors; and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found above under the heading “Director Selection Process.” The Board of Directors has determined that Mr. Greenberg is independent within the applicable NYSE MKT listing standards. Howard Jonas is not independent. The Company, as a “controlled company,” is exempt from the requirement to maintain an independent nominating committee pursuant to the NYSE MKT Company Guide. The Nominating Committee held one meeting in Fiscal 2016.

FISCAL 2016 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

None of the Company’s directors who served on the Board following the Spin-Off received compensation in Fiscal 2016 for their service as directors.

Pursuant to the Company’s 2016 Stock Option and Incentive Plan (the “2016 Plan”), each non-employee director of the Company who is determined to be independent, will receive, on each January 5th (or the following business day if January 5th is not a business day), total compensation of $50,000 if such person served as a non-employee director during the entire prior year. A non-employee director who became a non-employee director during the prior year and who is determined to be independent will instead receive pro-rata amount (based on quarter(s) of service following the date the non-employee director was appointed as a non-employee director) of the total compensation amount on their first January 5th as a non-employee director. If the market value of our capital stock is $40 million or higher based on a thirty-day average ending on the relevant measurement period, all compensation will be in the form of restricted shares of Class B Common Stock. If our market cap is below $40 million using the same formulation, a pro-rata portion of the compensation will be paid in cash. The cash portion shall be pro rata based on the difference between $40 million and our market cap. For example, if our market cap is $30 million, a non-employee director who served as such during the entire prior year would receive $12,500 in cash and the remaining in restricted shares of Class B Common Stock. The measurement period for determining the Company’s market cap is the average of the closing prices during December of the year preceding the applicable January 5th. Shares will vest on the second anniversary of grant. If a director voluntarily resigns from the Board, unvested shares will be forfeited.

Payments of directors’ fees are made in January following attendance of at least 75% of the regularly scheduled Board of Directors meetings during the preceding year, and is pro-rated based on the quarter that a director joins the Board of Directors for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable board meetings for such partial year. The Company’s Chairman of the Board of Directors may, in his or her discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. Directors are not entitled to additional compensation for serving on committees of the Board of Directors or per-meeting fees. Additional fees are not paid to the Lead Independent Director (currently Mr. Ghermezian), chairs of the committees or audit committee financial experts (currently Mr. Greenberg).

See Proposal No. 2 and Proposal No. 3, below, for proposed changes to the compensation for non-employee directors.

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

The Company paid Appboy, Inc. $141,000 during Fiscal 2016 for software and services. Mark Ghermezian, a member of the Board of Directors, is the Chief Executive Officer and co-founder of Appboy, which provides a customer relationship management and lifecycle marketing platform for the Company.

The Company and IDT Corporation entered a Transition Services Agreement (“TSA”), effective June 1, 2016. IDT is controlled by Howard Jonas, and, until October 25, 2016, the Company was controlled by Howard Jonas. Since October 25, 2016, the Company has been controlled by Michael Jonas, the son of Howard Jonas. Howard Jonas has been a member of our Board of Directors since May 23, 2016, was Chairman of the Board from June 2, 2016 until November 14, 2016 and has been Vice-Chairman of the Board since November 14, 2016. Michael Jonas has been a member of our Board of Directors since May 23, 2016, was Vice-Chairman of the Board from June 2, 2016 until November 14, 2016 and has been Chairman of the Board since November 14, 2016. Pursuant to the TSA, IDT provides certain services to the Company. The services include, but are not limited to, services relating to human resources, administrative, finance, accounting, tax, investor relations, regulatory, consulting and legal. The Company paid IDT a total of $39,290 for services provided by IDT pursuant to the TSA during Fiscal 2016. As of July 31, 2016, the Company owed IDT $54,476.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Class A Common Stock or Class B Common Stock, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers (who are listed under Executive Compensation below), and (iii) all directors, Named Executive Officers and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on November 21, 2016 and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 524,775 shares of Class A Common Stock and 8,865,278 shares of Class B Common Stock. The ownership numbers reported for Michael Jonas assume the conversion of all 524,775 currently outstanding shares of Class A Common Stock (all of which are owned by Mr. Jonas) into an equal number of shares of Class B Common Stock.

Name	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power[d]
Michael Jonas
520 Broad Street Newark, NJ 07102	1,803,205	(1)	19.2%	69.2%

Tom Arnoy	487,961	(2)	5.4%	1.0%
Jonathan Reich	187,382	(3)	2.1%	*
Howard Jonas	187,225	(4)	2.1%	*
MT Carney	0		—	—
Mark Ghermezian	0		—	—
Stephen Greenberg	0		—	—
All directors, Named Executive Officers and other executive officers as a group – 7 persons)	2,665,773	(5)	27.1%	70.9%

____________

*         Less than 1%.

d         Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of: (a) 524,775 shares of Class A Common Stock held by Michael Jonas directly; and (b) 1,278,430 shares of Class B Common Stock, consisting of: (i) 1,278,120 shares held by Michael Jonas directly; (ii) 310 shares held by Michael Jonas’ wife.

(2)      Consists of: (a) 234,672 shares of Class B Common Stock held by Mr. Arnoy directly; and (b) options to purchase 253,289 shares of Class B Common Stock, which are currently exercisable.

(3)      Consists of: (a) 5,766 shares of Class B Common Stock held by Mr. Reich directly; and (b) options to purchase 181,616 shares of Class B Common Stock, which are currently exercisable.

(4)      Consists of an aggregate of: (a) 118,755 shares of Class B Common Stock held by Howard Jonas directly; (b) an aggregate of 2,590 shares of Class B Common Stock held in custodial accounts for the benefit of certain children of Howard Jonas (of which Howard Jonas is the custodian); and (c) 65,880 shares of Class B Common Stock owned by the Jonas Foundation. The foregoing does not include and 64,781 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard Jonas does not beneficially own these shares. The foregoing also does not include 53,333 shares of Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard Jonas is a minority equity holder of such entity).

(5)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors (including Michael Jonas’ shares of Class A Common Stock, which are convertible into shares of Class B Common Stock on a one-for-one basis).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2016, except for a Form 4 that was not filed on a timely basis on behalf of Tom Arnoy, the Chief Executive Officer of the Company (with respect to amendments of three outstanding options to extend the option expiration dates of each such option, resulting in the deemed cancellation of each such “old” option and the grant of a replacement option for each such option).

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to both of our executive officers (the “Named Executive Officers”) by IDT Corporation or the Company during Fiscal 2016. Prior to the Spin-Off, both of the Named Executive Officers were employees of IDT and all compensation for periods prior to the Spin-Off disclosed in the table below was paid by IDT for services provided by the Named Executive Officers to our business segments and, in the case of Mr. Reich, certain other business units of IDT.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(1)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Tom Arnoy
Chief Executive Officer(2)	2016	270,333	325,000	—	—	(3)	876	(4)	596,209

Jonathan Reich
Chief Financial Officer and
Chief Operating Officer(5)	2016	342,500	50,000	—	—		2,000	(6)	394,500

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary and bonus compensation.

(2)      Tom Arnoy has served as Chief Executive Officer since July 2011.

(3)      Does not include the value of the extension on June 2, 2016 of the expiration dates of certain options to purchase Class B Common Stock held by Mr. Arnoy, which resulted in the deemed cancellation of the old option and the grant of a replacement option, as follows: (a) a fully vested option to purchase 7,605 shares originally granted on September 23, 2008 with an exercise price of $0.16 per share had its expiration date extended from September 22, 2018 to May 31, 2026; (b) a fully vested option to purchase 162,755 shares originally granted on May 12, 2010 with an exercise price of $0.13 per share had its expiration date extended from May 11, 2020 to May 31, 2026; and (c) a fully vested option to purchase 82,929 shares originally granted on November 1, 2011 with an exercise price of $1.73 per share had its expiration date extended from October 31, 2021 to May 31, 2026.

(4)      Consists of allowance for certain meals.

(5)      Jonathan Reich has served as Chief Financial Officer and Chief Operating Officer since March 2016 and July 2011, respectively.

(6)      Represents the value of IDT Class B Common Stock given as a matching contribution to Mr. Reich’s account in the IDT 401(k) plan when Mr. Reich was an employee of IDT during Fiscal 2016. Does not include proceeds from the sale of equity interests in Fabrix System Ltd. in connection with the sale of that company by IDT and the other holders, which equity interests were previously issued to Mr. Reich as compensation.

Grants of Plan-Based Awards

There were no stock options or restricted stock awarded to Named Executive Officers in Fiscal 2016. See Footnote 3 to the Summary Compensation Table, above, for a description of the extension on June 2, 2016 of the expiration dates of certain options to purchase shares of Class B Common Stock held by Mr. Arnoy.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth all equity awards made to each of the Named Executive Officers that were outstanding at the end of Fiscal 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Tom Arnoy	7,605	—	0.16	05/31/2026	—	—
	162,755	—	0.13	05/31/2026
	82,929	—	1.73	05/31/2026
Jonathan Reich	181,616	—	1.73	10/31/2021	—	—

Option Exercises and Stock Vested

There were no restricted shares of Class B Common Stock that vested for Named Executive Officers in Fiscal 2016. There were no stock options exercised by Named Executive Officers in Fiscal 2016.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

There are no payments due to either of the Named Executive Officers upon their termination of employment with the Company or the change of control of the Company, assuming such event occurred at the end of Fiscal 2016.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Certificate of Incorporation, the authorized number of members of the Board of Directors will be set by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors at five. There are currently five directors on the Board of Directors. The current terms of all of the serving directors expire at the Annual Meeting. All five of the directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Michael Jonas, Howard Jonas, Marie Therese (MT) Carney, Mark Ghermezian and Stephen Greenberg, each of whom has consented to be named in this Proxy Statement and to serve if elected. Each of the nominees is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below. The Company’s Amended and Restated By-Laws enable the Chairman of the Board to appoint an ex-officio (non-voting) director to serve on the Board. Howard Jonas, as Chairman of the Board, appointed Tom Arnoy to serve in this capacity on June 2, 2016, and Michael Jonas affirmed this appointment on November 14, 2016 when he became the Chairman of the Board. The stockholders are not being asked to vote on Mr. Arnoy’s appointment as an ex-officio (non-voting) director.

Each of these director nominees is standing for election for a term of one year until the 2018 Annual Meeting, or until his or her successor is duly elected and qualified or until his earlier resignation or removal. A majority of the votes cast at the Annual Meeting shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The following pages contain biographical information and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Marie Therese (MT) Carney has been the Chief Executive Officer and Founder of Untitled Worldwide, LLC since 2013. At Untitled Worldwide, Ms. Carney builds efficient marketing campaigns that help startups using her extensive experience building and managing large teams of creative people, designing shared goals and finding ways for groups to work together. Prior to founding Untitled Worldwide, Ms. Carney was Worldwide-President of Marketing at Walt Disney Studios from 2011 to 2012 where she was responsible for a complete overhaul of the studios marketing organization creating a more efficient and streamlined process that produced exciting, integrated, targeted and cost efficient campaigns. Prior to Disney, Ms. Carney co-founded Naked Communications in America, a company that created a wave of change across the marketing community with its highly prized intelligent strategic solutions. Ms. Carney’s previous experiences include Worldwide Planning Director at Ogilvy and Mather and Chief Strategy Officer at Universal McCann.

Key Attributes, Experience and Skills:

Ms. Carney brings an insightful perspective to the Board based upon her extensive background in marketing and entrepreneurship. She has worked closely with start-ups and multinationals on developing their business and marketing strategies both important areas for us. Her skill and experience in managing creative personnel will also serve to support management in their performance.

Mark Ghermezian has been Chief Executive Officer and Co-Founder of Appboy, Inc., an intelligent CRM for mobile marketers, since 2011. Mr. Ghermezian has also been the Managing Partner of T5 Capital Partners, an investment firm focused on early stage technologies across verticals, since January 2011. Additionally, Mr. Ghermezian regularly speaks, writes, and presents about the future of mobile, investment strategy, and the startup landscape.

Key Attributes, Experience and Skills:

Mr. Ghermezian, a serial entrepreneur, is a well-recognized leader in the world of marketing automation and he brings to the Board extensive knowledge of the mobile apps eco-system. Besides his industry-specific experience, his work on the investment side, both as a fund manager and writer and speaker, will benefit Zedge, as it charts its course as an independent public company.

Stephen Greenberg has been managing member of Pilgrim Mediation Group since May 2012 and managing member of Bento Box Entertainment since January 2013. Mr. Greenberg previously served as Chairman of the Board and Chief Executive Officer of Net2Phone, Inc. and of IDT Spectrum, Inc. from 2002 to 2006. In April 2015, Mr. Greenberg was elected the 29th Chairman of the Board the Conference of Presidents of Major American Jewish Organizations, the central coordinating body on international and national concerns for 50 National Jewish Organizations. Immediately prior to his election, Mr. Greenberg served as Chairman of the National Coalition for Eurasian Jewry. Mr. Greenberg has been a member of the board of American Friends of Beit Hatfusot since 1995 and previously served as the organization’s President and a member of the board of Tel Aviv Foundation since 2005. Mr. Greenberg was also a member of the board of International Hillel from 2006 to 2012. Mr. Greenberg received a B.A. in English Cum Laude from Washington & Jefferson College in 1965 and a J.D. with honors from George Washington University in 1968.

Key Attributes, Experience and Skills:

Mr. Greenberg is a seasoned professional and executive. He has overseen and advised companies as CEO as well as an attorney. Steve’s experience running Net2Phone will bring to the Board the perspective of an executive of a developing company that was newly public and dealing with the challenges of that position. His problem-solving skills, proven through his experience as an attorney, a mediator and a leader in public service, as well as his broad contacts in numerous fields, will also serve the Company well.

Michael Jonas has been the Chairman of our Board of Directors since November 14, 2016 and a member of our Board of Directors since May 23, 2016. He has also served as Executive Vice President of Genie Energy since May 2014, and Director of Global Exploration and Business Development since August 2014, Chief Executive Officer of Genie Oil Development since May 2015. In such capacities, Michael Jonas is responsible for government affairs, public relations, and business development for Genie Oil & Gas and all of the Company’s business development in Mongolia. From November 2005 through December 2011, Michael Jonas served IDT in various positions such as analyst, vice president and manager of international business. Michael Jonas is a founding member of Mongolian Oil Shale Association. Michael Jonas is the son of Howard Jonas, Vice-Chairman of our Board of Directors.

Key Attributes, Experience and Skills:

Michael Jonas has served as an executive officer of growing businesses and has managed development efforts for larger organizations. His experience in overseeing operations in growth mode will bring hands-on experience to the Board and guidance to management in executing our growth plan.

Howard Jonas has been the Vice-Chairman of our Board of Directors since November 14, 2016. He was our Chairman of the Board from June 2, 2016 until November 14, 2016 and has been a member of our Board of Directors since May 23, 2016. He has also served as Chairman of the Board of Directors of Genie Energy Ltd. since January, 2011, when Genie was spun off from IDT. In addition, he has served as Chief Executive Officer of Genie since January 2014 and Co-Vice Chairman of Genie Energy International Corporation since September 2009. He has been a director of IDT Energy since June 2007 and a director of American Shale Oil Corporation LLC since January 2008. Howard Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Howard Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013. Howard Jonas also serves as the Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009. Howard. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Howard Jonas has been a director of Cornerstone Pharmaceuticals since April 2013 and was appointed Chairman of the Board of Cornerstone in April 2016. Howard Jonas received a B.A. in Economics from Harvard University. Howard Jonas is the father of Michael Jonas, Chairman of our Board of Directors.

Key Attributes, Experience and Skills:

As Chairman of the Boards of IDT, Genie and IDW Media Holdings, Inc., Howard Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company. He has extensive knowledge of the industry in which the Company operates. In addition, having Mr. Jonas on the Board and as Vice-Chairman provides our Company with effective leadership.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors, director nominees and Named Executive Officers of the Company are as follows:

Name	Age	Position
Tom Arnoy	41	Chief Executive Officer, Named Executive Officer and Ex-Officio (Non-Voting) Director
Jonathan Reich	50	Chief Financial Officer, Chief Operating Officer and Named Executive Officer
Michael Jonas	33	Chairman of the Board, Director and Director Nominee
Howard Jonas	60	Vice-Chairman of the Board, Director and Director Nominee
Marie Therese (MT) Carney	47	Director and Director Nominee
Mark Ghermezian	34	Director and Director Nominee
Stephen Greenberg	72	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers and Named Executive Officers:

Tom Arnoy is one of our founders, has served as our Chief Executive Officer since 2011, and has served as an ex officio (non-voting) member of our Board of Directors since June 2, 2016. From 2008 to 2011, Mr. Arnoy served as our President. Prior to joining Zedge, Mr. Arnoy was involved in several different mobile internet businesses including Webway AS, a Norwegian based venture; IMC Labs, which Mr. Arnoy founded in 2000 and which ultimately became a part of Mobile Forza AS, a Norwegian mobile incubator and consulting company. At Mobile Forza AS, Mr. Arnoy managed the product and technology teams in Trondheim, Norway. In addition to these roles, Mr. Arnoy was a project leader for MobileZone AS, a joint venture between Siemens Mobile and Mobile Forza AS. Mr. Arnoy has served as a director of Patchbox, AS, a private investment company, since 2015.

Jonathan Reich has served as our Chief Financial Officer since March 2016 and our Chief Operating Officer since 2011. From 2007 to 2014, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at Net2Phone, Inc., culminating with him serving as Chief Executive Officer of Net2Phone Global Services. Mr. Reich has been a director at the non-profit organization, Hand-in-Hand, since 2005. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993 respectively.

Relationships among Directors or Executive Officers

Howard Jonas and Michael Jonas are father and son. There are no other familial relationships among any of the directors or executive officers of the Company.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2016 STOCK OPTION AND INCENTIVE PLAN

The Company’s stockholders are being asked to approve an amendment to the Company’s 2016 Stock Option and Incentive Plan (the “2016 Plan”) that will among other things (a) increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 500,000, (b) modify the non-employee directors’ annual automatic grant to provide that, if the Company’s market cap is below $40 million as calculated in the Plan, a pro rata portion will be paid in cash, and (c) change the vesting of future grants of restricted stock to be automatically awarded to non-employee directors under the Plan to vest in full upon grant instead of two years after grant. The Board of Directors adopted the proposed amendment to the 2016 Plan on September 29, 2016, subject to stockholder approval at the Annual Meeting.

The Board of Directors believes that the proposed amendment to increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 500,000 is necessary in order to provide the Company with a sufficient reserve of shares of Class B Common Stock for future grants needed to attract and retain the services of key employees, directors and consultants of the Company essential to the Company’s long-term success. The Board of Directors believes that the proposed amendments to (1) modify the non-employee directors’ annual automatic grant to provide that, if the Company’s market cap is below $40 million as calculated in the Plan, a pro rata portion will be paid in cash, and (2) change the vesting of future grants of restricted stock to be automatically awarded to non-employee directors under the Plan to vest in full upon grant instead of two years after grant, are necessary to attract and retain the services of non-employee directors of the Company essential to the Company’s long-term success.

The proposed amendment has been approved by the Compensation Committee and the Board of Directors, and is being submitted for a stockholder vote in order to enable the Company to grant, among other equity grants permitted pursuant to the 2016 Plan, options which are incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); and because such approval may be required or advisable in connection with (i) the provisions set forth in Section 162(m) of the Code relating to the deductibility of certain compensation (ii) the provisions set forth in Rule 16b-3 promulgated under the Exchange Act and (iii) the rules and regulations applicable to NYSE MKT-listed companies.

The following description of the 2016 Plan, as proposed to be amended by this Proposal, is a summary, does not purport to be complete and is qualified in its entirety by the full text of the 2016 Plan, as proposed to be amended. A copy of the 2016 Plan, as proposed to be amended, is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

DESCRIPTION OF THE 2016 PLAN

Pursuant to the 2016 Plan, officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive awards of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and deferred stock units. There are approximately 60 employees and directors eligible for grants under the 2016 Plan. Options granted under the 2016 Plan may be ISOs or non-qualified stock options (“NQSOs”). Stock appreciation rights (“SARs”) and limited stock appreciation rights (“LSARs”) may be granted either alone or simultaneously with the grant of an option. Restricted stock and deferred stock units may be granted in addition to or in lieu of any other award made under the 2016 Plan.

The maximum number of shares reserved for the grant of awards under the 2016 Plan is 691,000 shares of Class B Common Stock (including the 500,000 shares of Class B Common Stock reserved subject to approval of the stockholders). Such share reserves are subject to further adjustment in the event of specified changes to the capital structure of the Company. The shares may be made available either from the Company’s authorized but unissued capital stock or from capital stock reacquired by the Company.

The Compensation Committee administers the 2016 Plan. Subject to the provisions of the 2016 Plan, the Compensation Committee determines the type of awards, when and to whom awards will be granted, the number and class of shares covered by each award and the terms, provisions and kind of consideration payable (if any), with respect to awards. The Compensation Committee may interpret the 2016 Plan and may at any time adopt such rules and regulations for the 2016 Plan as it deems advisable, including the delegation of certain of its authority. In determining the persons to whom awards shall be granted and the number of shares covered by each award, the Compensation Committee takes into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

An option may be granted on such terms and conditions as the Compensation Committee may approve, and generally may be exercised for a period of up to ten years from the date of grant. Generally, ISOs will be granted with an exercise price equal to the “Fair Market Value” (as defined in the 2016 Plan) on the date of grant. In the case of ISOs, certain limitations will apply with respect to the aggregate value of option shares which can become exercisable for the first time during any one calendar year, and certain additional limitations will apply to ISOs granted to “Ten Percent Stockholders” of the Company (as defined in the 2016 Plan). The Compensation Committee may provide for the payment of the option price in cash, by delivery of Class B Common Stock having a Fair Market Value equal to such option price, by a combination thereof or by any other method. Options granted under the 2016 Plan will become exercisable at such times and under such conditions as the Compensation Committee shall determine, subject to acceleration of the exercisability of options in the event of, among other things, a “Change in Control,” a “Corporate Transaction” or a “Related Entity Disposition” (in each case, as defined in the 2016 Plan).

On each January 5th (or the next business day if January 5th is not a business day) each of the Company’s non-employee directors (as defined in the 2016 Plan) who is determined to be independent shall automatically be awarded restricted shares of Class B Common Stock worth $50,000 based on the average closing prices of the Class B Common Stock on the NYSE MKT for the December preceding the date of grant; provided, however that the market value of our capital stock is below $40 million based on the same formulation, a pro rata portion (based on the difference between $40 million and the Company’s market cap) will be paid in cash. New non-employee directors who are determined to be independent will receive a pro-rata amount (based on quarters of service for such calendar year following their election to the Board) of such annual grant on their first January 5th as a non-employee director. The vesting of such awards of restricted shares of Class B Common Stock shall vest immediately upon grant.

The 2016 Plan also provides for the granting of restricted stock awards, which are awards of Class B Common Stock that may not be disposed of, except by will or the laws of descent and distribution, for such period as the Compensation Committee determines (the “restricted period”). The Compensation Committee may also impose such other conditions and restrictions, if any, on the shares as it deems appropriate, including the satisfaction of performance criteria. All restrictions affecting the awarded shares lapse in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

During the restricted period for a restricted stock award, the grantee will be entitled to receive dividends with respect to, and to vote, the shares of restricted stock awarded to him or her. If, during the restricted period, the grantee’s service with the Company terminates, any shares remaining subject to restrictions will be forfeited. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The 2016 Plan also permits the Compensation Committee to grant SARs and/or LSARS. Generally, SARs may be exercised at such time or times and only to the extent determined by the Compensation Committee and LSARs may be exercised only (i) during the 90 days immediately following a Change in Control or (ii) immediately prior to the effective date of a Corporate Transaction (as defined in the 2016 Plan). LSARs will be exercisable at such time or times and only to the extent determined by the Compensation Committee. An LSAR granted in connection with an ISO is exercisable only if the Fair Market Value per share of Class B Common Stock on the date of grant exceeds the purchase price specified in the related ISO.

Upon exercise of an SAR, a grantee will receive for each share for which an SAR is exercised, an amount in cash or shares of Class B Common Stock, as determined by the Compensation Committee, equal to the excess, if any, of (i) the Fair Market Value of a share of Class B Common Stock on the date the SAR is exercised, over (ii) the exercise or other base price of the SAR or, if applicable, the exercise price per share of the option to which the SAR relates.

Upon exercise of an LSAR, a grantee will receive for each share for which an LSAR is exercised, an amount in cash equal to the excess, if any, of (i) the greater of (x) the highest Fair Market Value of a share of Class B Common Stock, during the 90-day period ending on the date the LSAR is exercised, and (y) whichever of the following is applicable: (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days ending on the date of exercise of the LSAR; (2) the fixed or formula price for the acquisition of shares of Class B Common Stock in a merger in which the Company will not continue as the surviving corporation, or upon a consolidation, or a sale, exchange or disposition of all or substantially all of the Company’s assets, approved by the Company’s stockholders (if such price is determinable on the date of exercise); and (3) the highest price per share of Class B Common Stock shown on Schedule 13D, or any amendment thereto, filed by the holder of the specified percentage of Class B Common Stock, the acquisition of which gives rise to the exercisability of the LSAR over (ii) the exercise or other base price of the LSAR or, if applicable, the exercise price per share of the option to which the LSAR relates. In no event, however, may the holder of an LSAR granted in connection with an ISO receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an ISO.

When an SAR or LSAR is exercised, the option to which it relates, if any, will cease to be exercisable to the extent of the number of shares with respect to which the SAR or LSAR is exercised, but will be deemed to have been exercised for purposes of determining the number of shares available for the future grant of awards under the 2016 Plan.

The 2016 Plan further provides for the granting of deferred stock units, which are awards providing a right to receive shares of Class B Common Stock on a deferred basis, subject to such restrictions and a restricted period as the Compensation Committee determines. The Compensation Committee may also impose such other conditions and restrictions, if any, on the payment of shares as it deems appropriate, including the satisfaction of performance criteria. All deferred stock awards become fully vested in the event of a Change in Control, a Corporate Transaction or a Related Entity Disposition.

The grantee of a deferred stock unit will not be entitled to receive dividends or vote the underlying shares until the underlying shares are delivered to the grantee. The Compensation Committee has the authority to cancel any or all outstanding restrictions prior to the end of the restricted period, including cancellation of restrictions in connection with certain types of termination of service.

The Board of Directors may at any time and from time to time suspend, amend, modify or terminate the 2016 Plan; provided, however, that, to the extent required by any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company’s stockholders. In addition, no such change may adversely affect an award previously granted, except with the written consent of the grantee.

No awards may be granted under the 2016 Plan after May 23, 2026, ten years from the Board’s adoption of the 2016 Plan.

ISOs (and any related SARs) are not assignable or transferable except by the laws of descent and distribution. Non-qualified stock options (and any SARs or LSARs related thereto) may be transferred to the extent permitted by the Compensation Committee. Holders of NQSOs (and any SARs or LSARs related thereto) are permitted to transfer such NQSOs for no consideration to such holder’s “family members” (as defined in Form S-8) with the prior approval of the Compensation Committee.

The Company cannot now determine the number of options or other awards to be granted in the future under the 2016 Plan to executive officers, directors, employees and consultants.

Federal Income Tax Consequences of Awards Granted under the 2016 Plan

The Company believes that, under present law, the following are the U.S. federal income tax consequences generally arising with respect to awards under the 2016 Plan:

Incentive Stock Options. ISOs granted under the 2016 Plan are intended to meet the definitional requirements of Section 422(b) of the Code for “incentive stock options.” A participant who receives an ISO does not recognize any taxable income upon the grant of such ISO. Similarly, the exercise of an ISO generally does not give rise to federal taxable income to the participant, provided that (i) the federal “alternative minimum tax,” which depends on the participant’s particular tax situation, does not apply and (ii) the participant is employed by the Company from the date of grant of the option until three months prior to the exercise thereof, except where such employment or service terminates by reason of disability or death (where the three month period is extended to one year).

Further, if after exercising an ISO, a participant disposes of Class B Common Stock so acquired more than two years from the date of grant and more than one year from the date of transfer of Class B Common Stock pursuant to the exercise of such ISO (the “applicable holding period”), the participant will normally recognize a long-term capital gain or loss equal to the difference, if any, between the amount received for the shares and the exercise price. If, however, the participant does not hold the shares so acquired for the applicable holding period — thereby making a “disqualifying disposition” — the participant would realize ordinary income on the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price, and the balance of income, if any, would be long-term capital gain (provided the holding period for the shares exceeded one year and the participant held such shares as a capital asset at such time).

A participant who exercises an ISO by delivering Class B Common Stock previously acquired pursuant to the exercise of another ISO is treated as making a “disqualifying disposition” of such Class B Common Stock if such shares are delivered before the expiration of their applicable holding period. Upon the exercise of an ISO with previously acquired shares as to which no disqualifying disposition occurs, the participant would not recognize gain or loss with respect to such previously acquired shares. The Company will not be allowed a federal income tax deduction upon the grant or exercise of an ISO or the disposition, after the applicable holding period, of the Class B Common Stock acquired upon exercise of an ISO. In the event of a disqualifying disposition, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code (discussed below) do not apply.

Non-Qualified Stock Options and Stock Appreciation Rights. Non-qualified stock options granted under the 2016 Plan are options that do not qualify as ISOs. A participant who receives an NQSO or an SAR (including an LSAR) will not recognize any taxable income upon the grant of such NQSO or SAR. However, the participant generally will recognize ordinary income upon exercise of an NQSO in an amount equal to the excess of (i) the fair market value of the shares of Class B Common Stock at the time of exercise over (ii) the exercise price. Similarly, upon the receipt of cash or shares pursuant to the exercise of an SAR, the individual generally will recognize ordinary income in an amount equal to the sum of the cash and the fair market value of the shares received.

The ordinary income recognized with respect to the receipt of shares or cash upon exercise of a NQSO or an SAR will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying the withholding tax liabilities that arise upon the exercise of an SAR for shares or upon the exercise of a NQSO, the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that otherwise would be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

A federal income tax deduction generally will be allowed to the Company in an amount equal to the ordinary income recognized by the individual with respect to his or her NQSO or SAR, provided that such amount constitutes an ordinary and necessary business expense to the Company and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

If a participant exercises an NQSO by delivering shares of Class B Common Stock to the Company, other than shares previously acquired pursuant to the exercise of an ISO which is treated as a “disqualifying disposition” as described above, the participant will not recognize gain or loss with respect to the exchange of such shares, even if their then fair market value is different from the participant’s tax basis. The participant, however, will be taxed as described above with respect to the exercise of the NQSO as if he or she had paid the exercise price in cash, and the Company likewise generally will be entitled to an equivalent tax deduction.

Other Awards. With respect to other awards under the 2016 Plan that are settled either in cash or in shares of Class B Common Stock that are either transferable or not subject to a substantial risk of forfeiture (as defined in the Code and the regulations thereunder), participants generally will recognize ordinary income equal to the amount of cash or the fair market value of Class B Common Stock received. Participants also will not recognize income upon the grant of a deferred stock unit, and will instead recognize ordinary income when shares of Class B Common Stock are delivered in satisfaction of such award.

With respect to restricted stock awards under the 2016 Plan that are restricted to transferability and subject to a substantial risk of forfeiture — absent a written election pursuant to Section 83(b) of the Code filed with the Internal Revenue Service within 30 days after the date of transfer of such shares pursuant to the award (a “Section 83(b) election”) — a participant will recognize ordinary income at the earlier of the time at which (i) the shares become transferable or (ii) the restrictions that impose a substantial risk of forfeiture of such shares lapse, in an amount equal to the excess of the fair market value (on such date) of such shares over the price paid for the award, if any. If a

Section 83(b) election is made, the participant will recognize ordinary income, as of the transfer date, in an amount equal to the excess of the fair market value of Class B Common Stock as of that date over the price paid for such award, if any.

The ordinary income recognized with respect to the receipt of cash, shares of Class B Common Stock or other property under the 2016 Plan will be subject to both wage withholding and other employment taxes. In addition to the customary methods of satisfying withholding tax liabilities that arise with respect to the delivery of cash or property (or vesting thereof), the Company may satisfy the liability in whole or in part by withholding shares of Class B Common Stock from those that would otherwise be issuable to the participant or by the participant tendering other shares owned by him or her, valued at their fair market value as of the date that the tax withholding obligation arises.

The Company generally will be allowed a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant, provided that such amount constitutes an ordinary and necessary business expense and is reasonable and the limitations of Sections 280G and 162(m) of the Code do not apply.

Change in Control. In general, if the total amount of payments to a participant that are contingent upon a “change in control” of the Company (as defined in Section 280G of the Code), including awards under the 2016 Plan that vest upon a “change in control,” equals or exceeds three times the individual’s “base amount” (generally, such participant’s average annual compensation for the five calendar years preceding the change in control), then, subject to certain exceptions, the payments may be treated as “parachute payments” under the Code, in which case a portion of such payments would be non-deductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payments.

Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Code denies a deduction to publicly held corporations for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of an NQSO or SAR or the disqualifying disposition of stock purchased pursuant to an ISO). One such exception applies to certain performance-based compensation provided that such compensation has been approved by stockholders in a separate vote and certain other requirements are met. The Company believes that Stock Options, SARs and LSARs granted under the 2016 Plan should qualify for the performance-based compensation exception to Section 162(m).

On November 21, 2016, the last reported sale price of Class B Common Stock on the NYSE MKT was $3.79 per share.

EQUITY COMPENSATION PLAN INFORMATION

Employee Stock Incentive Program

The Company adopted the 2016 Plan, pursuant to which options to purchase shares of Class B Common Stock, restricted shares of Class B Common Stock and deferred stock units may be awarded. As fully described in Proposal No. 2, the Company is asking the stockholders to vote on an amendment to the 2016 Plan that will (a) increase the number of shares of Class B Common Stock available for the grant of awards thereunder by 500,000, (b) modify the non-employee directors’ annual automatic grant to provide that, if the Company’s market cap is below $40 million as calculated in the Plan, a pro rata portion will be paid in cash, and (c) change the vesting of future grants of restricted stock to be automatically awarded to non-employee directors under the Plan to vest in full upon grant instead of two years after grant. The Company anticipates awarding options to purchase shares of Class B Common Stock, restricted shares of Class B Common Stock and deferred stock units to employees, officers, directors and consultants under the 2016 Plan.

Equity Compensation Plans and Individual Compensation Arrangements

The following chart provides aggregate information regarding grants under all equity compensation plans of the Company through July 31, 2016.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options(1)	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	1,434,737	$0.92	58,859
Equity compensation plans not approved by security holders	—	—	—
Total	1,434,737	$0.92	58,859

____________

(1)      Reflects all outstanding options exercisable for shares of Class B Common Stock as of July 31, 2016.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
APPROVAL OF AN AMENDMENT TO THE 2016 PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 3

APPROVAL OF THE ACCELERATION OF THE VESTING DATE OF RESTRICTED STOCK
THAT WILL BE AUTOMATICALLY AWARDED TO THE COMPANY’S
NON-EMPLOYEE DIRECTORS FROM JANUARY 5, 2019 TO JANUARY 18, 2017

The Company’s stockholders are being asked to approve the acceleration of the vesting date of restricted stock that will be automatically awarded to the Company’s non-employee directors on January 5, 2017 from January 5, 2019 to January 18, 2017.

The Company’s 2016 Stock Option and Incentive Plan (the “2016 Plan”) provides that on each January 5th (or the next business day if January 5th is not a business day) each of the Company’s non-employee directors (as defined in the 2016 Plan) who is determined to be independent, will receive total compensation of $50,000 if such person served as a non-employee director during the entire prior year. A non-employee director who is determined to be independent who became a non-employee director during the prior year will instead receive pro-rata amount (based on quarter(s) of service following the date the non-employee director was appointed as a non-employee director) of $50,000 on their first January 5th as a non-employee director. If the market value of our capital stock is $40 million or higher based on the average closing prices of Class B Common Stock on the NYSE MKT for the December preceding the applicable January 5th, all compensation will be in the form of shares of restricted shares of Class B Common Stock, but if our market cap is below $40 million using the same formulation, a pro-rata portion of the compensation will be paid in cash (the “Annual Grant Calculation”). The cash portion shall be pro rata based on the difference between $40 million and our market cap. For example, if our market cap is $30 million, a non-employee director who served as such during the entire prior year would receive $12,500 in cash and the remaining in restricted shares of Class B Common Stock. Accordingly, on January 5, 2017, the Company’s non-employee directors will receive such number of restricted shares of Class B Common Stock as calculated by the Annual Grant Calculation (the “2017 Restricted Stock Grant”).

The Company’s current non-employee directors who were determined to be independent are Marie Therese (MT) Carney, Mark Ghermezian and Stephen Greenberg, each of whom joined the Board in June 2016 and therefore will have his or her total compensation for 2016 pro-rated to $25,000.

Pursuant to the 2016 Plan, the 2017 Restricted Stock Grant will vest two years after grant, i.e., on January 5, 2019. The Company’s stockholders are being asked to approve the acceleration of the vesting date of 2017 Restricted Stock Grant from January 5, 2019 to January 18, 2017. The Board of Directors adopted the proposed acceleration of the vesting date of the 2017 Restricted Stock Grant on September 29, 2016, subject to stockholder approval at the Annual Meeting.

See Proposal No. 2, above, for, among other things, a summary description of the 2016 Plan, as proposed to be amended by Proposal No. 2. Such summary does not purport to be complete and is qualified in its entirety by the full text of the 2016 Plan, as proposed to be amended by Proposal No. 2, which is attached hereto as Exhibit A and has been filed with the SEC with this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF
THE ACCELERATION OF THE VESTING DATE OF RESTRICTED STOCK THAT WILL
BE AUTOMATICALLY AWARDED TO THE COMPANY’S NON-EMPLOYEE DIRECTORS
FROM JANUARY 5, 2019 TO JANUARY 18, 2017 AS DESCRIBED ABOVE.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are asking our stockholders to cast an advisory vote on the compensation of the “Named Executive Officers” identified in the 2016 Summary Compensation Table in the “Executive Compensation” section of this Proxy Statement. This vote is advisory and not binding on the Company; however, it will provide feedback concerning our executive compensation program.

Our Compensation Committee believes that our executive compensation program implements and achieves the goals of our executive compensation philosophy. That philosophy, which is set by the Compensation Committee, is designed to attract and retain qualified and motivated personnel and align their interests with the short-term and long-term goals of the Company and with the best interests of our stockholders. Our compensation philosophy is to provide compensation to attract the individuals necessary for our current needs and growth initiatives, and provide them with the proper incentives to motivate those individuals to achieve our long-term plans.

The three broad components of our executive officer compensation are base salary, annual cash incentive bonuses, and long-term, equity-based incentive awards. The Compensation Committee periodically reviews total compensation levels and the allocation of compensation among these three components for each of the executive officers in the context of our overall compensation policy. The Compensation Committee believes that our current compensation plans are competitive and reasonable.

Prior to the Spin-Off, all of the Named Executive Officers were employees of IDT Corporation and all compensation for Fiscal 2016 prior to the Spin-Off that is included in the summary compensation table that was paid by IDT was for services provided by the Named Executive Officers to our business segments and other units of IDT.

The pre-Spin-Off compensation of Messrs. Arnoy and Reich was set by the management of IDT. Following the Spin-Off, compensation of Messrs. Arnoy and Reich was set by our Compensation Committee.

Stockholders are urged to read the information in the “Executive Compensation” section of this Proxy Statement. The Compensation Committee and the Board of Directors believe that the information provided in that section demonstrates that our executive compensation program aligns our executives’ compensation with the Company’s short-term and long-term performance and provides the compensation and incentives needed to attract, motivate and retain key executives who are crucial to the Company’s long-term success. Accordingly, the following resolution will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of Zedge, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account in future determinations concerning our executive compensation program.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL,
ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE RESOLUTION.

PROPOSAL NO. 5

ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY
VOTES ON EXECUTIVE COMPENSATION

In addition to seeking our stockholders’ advisory vote on the compensation of our Named Executive Officers (Proposal No. 4), we are asking our stockholders to express a preference as to how frequently future advisory votes on executive compensation should take place. As required by Section 14A of the Securities Exchange Act of 1934, we are giving stockholders the opportunity to express a preference to cast such advisory votes every year, every two years or every three years; stockholders also have the option to abstain from voting on this matter. For the reasons discussed below, the Board of Directors recommends that advisory votes on executive compensation take place every year.

The Board believes that a vote every year would provide adequate assurance that the Board of Directors and the Compensation Committee remain accountable for executive compensation decisions on a frequent basis.

Accordingly, our Board believes that an advisory vote every year is preferable, as it would foster a long-term approach to evaluating our executive compensation program while maintaining accountability for executive compensation decisions. If a plurality of the votes cast on this matter at the Annual Meeting is cast in favor of advisory votes on executive compensation every year, the Company would adopt this approach. On this basis, the next advisory vote on executive compensation, would take place at the Company’s 2018 Annual Meeting.

Although the frequency vote is non-binding, the Compensation Committee and the Board of Directors will review the results of the vote. The Board of Directors and the Compensation Committee will consider stockholders’ views and take them into account in determining the frequency of future advisory votes on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS SELECT
“ONE YEAR” ON THE PROPOSAL CONCERNING THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 6

RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of BDO USA, LLP (“BDO”) for the Fiscal Year ending July 31, 2017.

BDO was the Company’s independent registered public accounting firm for Fiscal 2016. The Audit Committee has approved the engagement of BDO to serve as the Company’s independent registered public accounting firm for Fiscal 2017. Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of BDO. Even if BDO’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for BDO will be present in person or telephonically at the Annual Meeting, will be available to respond to appropriate questions via telephone and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE
APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2017.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by BDO for the fiscal years ended July 31, 2016 and July 31, 2015:

Fiscal Year Ended July 31	2016	2015
Audit Fees(1)	$169,814	$81,400
Audit Related Fees	—	—
Tax Fees	$3,617	—
All Other Fees	—	—
Total	$173,431	$81,400

____________

(1)      Audit fees for fiscal 2016 and 2015 were principally for audit work performed on the consolidated financial statements for the fiscal years ended July 31, 2016 and July 31, 2015. Audit fees for fiscal 2016 also include fees for audit work performed in connection with the Company’s Registration Statement on Form 10 as well as for reviews of certain quarterly periods included in the various filings in connection with the Form 10.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee for the interim period following the Spin-Off.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s web site, http://investor.zedge.net/governance-documents. The Committee reviews the charter on an annual basis. The Board of Directors annually reviews the NYSE MKT listing standards’ definition of independence for Audit Committee members and has determined that each member of the Audit Committee meets that standard. The Board of Directors has also determined that Stephen Greenberg qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations.

The Company’s independent registered public accounting firm for Fiscal 2016, BDO USA, LLP, is responsible for performing independent audits of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. In accordance with law, the Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing the Company’s independent audit firm, and evaluates its independence. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management and the independent audit firm; nor can the Audit Committee certify that the independent audit firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee meets each quarter with BDO USA, LLP and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent audit firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. In accordance with law, the Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by BDO USA, LLP. Pre-approval includes audit services, audit-related services, tax services, and other services.

The Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2016, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2016. BDO USA, LLP has provided the Audit Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with BDO USA, LLP and management that firm’s independence. The Committee has also reviewed and discussed with BDO USA, LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2016, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Stephen Greenberg, Chairman
Marie Therese Carney
Mark Ghermezian

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Act, as amended, or the Exchange Act, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report, as well as any charters op policies referenced within this Proxy Statement, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the SEC under the Act or under the Exchange Act.

OTHER INFORMATION

Submission of Proposals for the 2018 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2018 Annual Meeting of Stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 22 Cortlandt Street, 14th Floor, New York, New York 10007, which proposals must be received at such address no later than August 5, 2017. In addition, any stockholder proposal submitted with respect to the Company’s 2018 Annual Meeting of Stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and, therefore, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 22, 2017.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K may be obtained by contacting Zedge Investor Relations, by phone at (330) 577-3424, or by mail addressed to Zedge Investor Relations at 22 Cortlandt Street, 14th Floor, New York, New York 10007.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 23, 2016

Joyce Mason Corporate Secretary

EXHIBIT A

ZEDGE, INC.

2016 STOCK OPTION AND INCENTIVE PLAN

Adopted as of May 23, 2016

(Amended and Restated on September 29, 2016)

1. Purpose; Types of Awards; Construction.

The purpose of the Zedge, Inc. 2016 Stock Option and Incentive Plan (the “Plan”) is to provide incentives to executive officers, employees, directors and consultants of Zedge, Inc. (the “Company”), or any subsidiary of the Company which now exists or hereafter is organized or acquired by the Company, to acquire a proprietary interest in the Company, to continue as executive officers, employees, directors or consultants, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, and of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be interpreted in a manner consistent with the requirements thereof.

2. Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Grantee in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Change in Control” means a change in ownership or control of the Company effected through either of the following:

(i) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Class B Common Stock, or (D) any person who, immediately following the spin-off of the Company by way of a pro rata distribution of the Company’s Class B Common Stock to the stockholders of IDT Corporation, owned more than 25% of the combined voting power of the Company’s then outstanding voting securities), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities; or

(ii) during any period of not more than two consecutive years, not including any period prior to the initial adoption of this Plan by the Board, individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof.

(d) “Class B Common Stock” shall mean shares of Class B Common Stock, par value $.01 per share, of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee as the Board may designate from time to time to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of awards intended to constitute performance awards, to the extent required by Code Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m) of the Code. For purposes of awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

(g) “Company” shall mean Zedge, Inc., a corporation incorporated under the laws of the State of Delaware, or any successor corporation.

(h) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of officer, employee, director or consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity or any successor in any capacity of officer, employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of officer, employee, director or consultant (except as otherwise provided in the applicable Agreement). An approved leave of absence shall include sick leave, short-term disability, maternity leave, military leave (including without limitation service in the National Guard or the Army Reserves) and any other personal leave approved by the Company or the Committee. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days unless reemployment upon expiration of such leave is guaranteed by statute or contract.

(i) “Corporate Transaction” means any of the following transactions:

(i) a merger or consolidation of the Company with any other corporation or other entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) 80% or more of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in the Exchange Act) acquired 25% or more of the combined voting power of the Company’s then outstanding securities; or

(ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets (or any transaction having a similar effect).

(j) “Disability” shall mean cause for termination of a Grantee’s employment or service due to a determination that the Grantee is disabled in accordance with a long-term disability insurance program maintained by the Company or a total and permanent disability as defined in Code Section 22(e)(3).

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(l) “Fair Market Value” per share as of a particular date shall mean (i) the closing sale price per share of Class B Common Stock on the national securities exchange on which the Class B Common Stock is principally traded for the last preceding date on which there was a sale of Class B Common Stock on such exchange, or (ii) if the shares of Class B Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Class B Common Stock in such over-the-counter market for the last preceding date on which there was a sale of Class B Common Stock in such market, or (iii) if the shares of Class B Common Stock are not then readily tradable on an established securities market, such value as the Committee, in its sole discretion, shall determine, provided however that such determination (A) with respect to Nonqualified Stock Options, shall be in good faith using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), and (B) with respect to Incentive Stock Options, shall be in a manner that satisfies the applicable requirements of Code Section 422.

(m) “Grantee” shall mean a person who receives a grant of Options or Restricted Stock under the Plan.

(n) “Incentive Stock Option” shall mean any option intended to be, and designated as, an incentive stock option within the meaning of Section 422 of the Code.

(o) “Insider” shall mean a Grantee who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

(p) “Insider Trading Policy” shall mean the Insider Trading Policy of the Company, as may be amended from time to time.

(q) “Non-Employee Director” means an independent member of the Board, as determined by the Board, who is not an employee of the Company or any Subsidiary.

(r) “Non-Employee Director Annual Grant” shall mean an award of a number of shares of Restricted Stock as shall be equal up to $50,000 based on the average closing prices of the Class B common stock on the NYSE MKT for the December preceding the date of grant; provided, however that if the Company’s market cap is below $40 million based on the same formulation, a pro rata portion (based on the difference between $40 million and the Company’s market cap) will be paid in cash..

(s) “Non-Employee Director Grant Date” shall mean January 5 of the applicable year (or the following business day if January 5 is not a business day).

(t) “Nonqualified Stock Option” shall mean any option not designated as an Incentive Stock Option.

(u) “Option” or “Options” shall mean a grant to a Grantee of an option or options to purchase shares of Class B Common Stock.

(v) “Option Agreement” shall have the meaning set forth in Section 6 of the Plan.

(w) “Option Price” shall mean the exercise price of the shares of Class B Common Stock covered by an Option.

(x) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an award under the Plan, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(y) “Related Entity” means any Parent, Subsidiary or any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly. The term “substantial ownership interest” means the possession, directly or indirectly, of the power to direct the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(z) “Restricted Period” shall have the meaning set forth in Section 9(b) of the Plan.

(aa) “Restricted Stock” means shares of Class B Common Stock issued under the Plan to a Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of refusal, repurchase provisions, forfeiture provisions and other terms and conditions as shall be determined by the Committee.

(bb) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interest in any Related Entity effected by a sale, merger or consolidation or other transaction involving such Related Entity or the sale of all or substantially all of the assets of such Related Entity.

(cc) “Retirement” shall mean a Grantee’s retirement in accordance with the terms of any tax-qualified retirement plan maintained by the Company or any of its affiliates in which the Grantee participates.

(dd) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated under the Exchange Act, including any successor to such Rule.

(ee) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(ff) “Tax Event” shall have the meaning set forth in Section 15 of the Plan.

(gg) “Ten Percent Stockholder” shall mean a Grantee who at the time an Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3. Administration.

(a) The Plan shall be administered by the Committee.

(b) The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options and Restricted Stock; to determine which options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Class B Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan and any award under the Plan; to reconcile any inconsistent terms in the Plan or any award under the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) All decisions, determination and interpretations of the Committee shall be final and binding on all Grantees of any awards under this Plan. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

(d) The Committee may delegate to one or more executive officers of the Company the authority to (i) grant awards under the Plan to employees of the Company and its Subsidiaries who are not officers or directors of the Company, (ii) execute and deliver documents or take such other ministerial actions on behalf of the Committee with respect to awards and (iii) to make interpretations of the Plan. The grant of authority in this Section 3(d) shall be subject to such conditions and limitations as may be determined by the Committee. If the Committee delegates authority to any such executive officer or executive officers of the Company pursuant to this Section 3(d), and such executive officer or executive officers grant awards pursuant to such delegated authority, references in this Plan to the “Committee” as they relate to such awards shall be deemed to refer to such executive officer or executive officers, as applicable.

4. Eligibility.

Awards may be granted to executive officers, employees, directors and consultants of the Company or of any Subsidiary. In addition to any other awards granted to Non-Employee Directors hereunder, awards shall be granted to Non-Employee Directors pursuant to Section 10 of the Plan. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

5. Stock.

(a) The maximum number of shares of Class B Common Stock reserved for the grant of awards under the Plan shall be 691,000 (after giving effect to the stock split of the Company’s shares of common stock to be effective prior to the Company’s spinoff from IDT Corporation), subject to adjustment as provided in Section 11 of the Plan. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

(b) If any outstanding award under the Plan should, for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Class B Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(c) In no event may a Grantee be granted during any calendar year Options to acquire more than an aggregate of 60,000 shares of Class B Common Stock subject to adjustment as provided in Section 11 of the Plan.

6. Terms and Conditions of Options.

(a) OPTION AGREEMENT. Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Company and the Grantee (the “Option Agreement”), in such form and containing such terms and conditions as the Committee shall from time to time approve, which Option Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement. For purposes of interpreting this Section 6, a director’s service as a member of the Board or a consultant’s service shall be deemed to be employment with the Company.

(b) NUMBER OF SHARES. Each Option Agreement shall state the number of shares of Class B Common Stock to which the Option relates.

(c) TYPE OF OPTION. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option. In the absence of such designation, the Option will be deemed to be a Nonqualified Stock Option.

(d) OPTION PRICE. Each Option Agreement shall state the Option Price, which, in the case of an Incentive Stock Option, shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Class B Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 of the Plan.

(e) MEDIUM AND TIME OF PAYMENT. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Class B Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and Class B Common Stock including a cashless exercise procedure through a broker-dealer or otherwise; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable Option Agreement.

(f) TERM AND EXERCISABILITY OF OPTIONS. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee, provided, that, the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period will be ten (10) years from the date of the grant of the option unless otherwise determined by the Committee; provided, however, that in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(g) and 6(h) of the Plan. An Option may be exercised, as to any or all full shares of Class B Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the administrator designated by the Company, specifying the number of shares of Class B Common Stock with respect to which the Option is being exercised.

(g) TERMINATION OF CONTINUOUS SERVICE. Except as expressly provided for in an applicable Option Agreement or as provided in this Section 6(g) and in Section 6(h) of the Plan, an Option may not be exercised unless the Grantee is then in the employ of, or maintaining a director or consultant relationship with, or otherwise a service provider to, the Company or a Subsidiary thereof (or a company or a Parent or Subsidiary of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Grantee has remained in Continuous Service with the Company or any Subsidiary since the date of grant of the Option. In the event that the Continuous Service of a Grantee shall terminate (other than by reason of death, Disability or Retirement), all Options of such Grantee that are exercisable at the time of Grantee’s termination may, unless earlier terminated in accordance with their terms, be exercised within one hundred eighty (180) days after the date of termination (or such different period as the Committee or the applicable Option Agreement shall prescribe).

(h) DEATH, DISABILITY OR RETIREMENT OF GRANTEE. Unless otherwise expressly provided for in an Option Agreement, if a Grantee shall die while providing Continuous Service or if the Grantee’s Continuous Service shall terminate by reason of Disability, all Options theretofore granted to such Grantee

(to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Grantee or by the Grantee’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance or otherwise by result of death or Disability of the Grantee, at any time within three hundred sixty five (365) days after the death or Disability of the Grantee (or such different period as the applicable Option Agreement or the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Grantee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. In the event that the Continuous Service of a Grantee shall terminate on account of such Grantee’s Retirement, all Options of such Grantee that are exercisable at the time of such Retirement may, unless earlier terminated in accordance with their terms, be exercised at any time within one hundred eighty (180) days after the date of such Retirement (or such different period as the applicable Option Agreement or the Committee shall prescribe).

(i) OTHER PROVISIONS. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine.

7. Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 of the Plan.

8. Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 of the Plan:

(a) LIMITATION ON VALUE OF SHARES. To the extent that the aggregate Fair Market Value of shares of Class B Common Stock subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options, to the extent of the shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Class B Common Stock shall be determined as of the date that the Option with respect to such shares was granted.

(b) TEN PERCENT STOCKHOLDER. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Class B Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9. Restricted Stock.

The Committee may award shares of Restricted Stock to any eligible executive officer, employee, director or consultant of the Company or of any Subsidiary. Each award of Restricted Stock under the Plan shall be evidenced by a written Agreement between the Company and the Grantee, in such form as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

(a) NUMBER OF SHARES. Each Agreement shall state the number of shares of Restricted Stock to be subject to an award.

(b) RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, for such period as the Committee shall determine from the date on which the award is granted (the “Restricted Period”). The Committee may also impose such additional or alternative restrictions and conditions on the shares as it deems appropriate including, but not limited to, the satisfaction of performance criteria. Such performance criteria may include sales, earnings before interest and taxes, return on investment, earnings per share, any combination of the foregoing or rate of growth of any of the foregoing, as determined by the Committee. The Company may, at its option, maintain issued shares in book entry form. Certificates, if any, for shares of stock issued pursuant to Restricted Stock awards shall bear an appropriate legend referring to such restrictions, and any attempt to dispose of any such shares of stock in contravention of such restrictions shall be null and void and without effect. During the Restricted Period, any such certificates shall be held in escrow by an escrow agent appointed by the Committee. In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the awarded shares on successive anniversaries of the date of such award.

(c) FORFEITURE. Subject to such exceptions as may be determined by the Committee, if the Grantee’s Continuous Service with the Company or any Subsidiary shall terminate for any reason prior to the expiration of the Restricted Period of an award, any shares remaining subject to restrictions (after taking into account the provisions of Subsection (e) of this Section 9) shall thereupon be forfeited by the Grantee and transferred to, and retired by, the Company without cost to the Company or such Subsidiary, and such shares shall become available for subsequent grants of awards under the Plan, unless otherwise determined by the Committee.

(d) OWNERSHIP. During the Restricted Period, the Grantee shall possess all incidents of ownership of such shares, subject to Subsection (b) of this Section 9, including the right to receive dividends with respect to such shares and to vote such shares.

(e) ACCELERATED LAPSE OF RESTRICTIONS. Upon the occurrence of any of the events specified in Section 12 of the Plan (and subject to the conditions set forth therein), all restrictions then outstanding on any shares of Restricted Stock awarded under the Plan shall lapse as of the applicable date set forth in Section 12. The Committee shall have the authority (and the Agreement may so provide) to cancel all or any portion of any outstanding restrictions prior to the expiration of the Restricted Period with respect to any or all of the shares of Restricted Stock awarded on such terms and conditions as the Committee shall deem appropriate.

10. Non-Employee Director Restricted Stock.

The provisions of this Section 10 shall apply only to certain grants of Restricted Stock to Non-Employee Directors, as provided below. Except as set forth in this Section 10, the other provisions of the Plan shall apply to grants of Restricted Stock to Non-Employee Directors to the extent not inconsistent with this Section. For purposes of interpreting Section 6 of the Plan and this Section 10, a Non-Employee Director’s service as a member of the Board or the board of directors of any Subsidiary shall be deemed to be employment with the Company.

(a) GENERAL. Non-Employee Directors shall receive Restricted Stock in accordance with this Section 10. Restricted Stock granted pursuant to this Section 10 shall be subject to the terms of such section and shall not be subject to discretionary acceleration of vesting by the Committee. Unless determined otherwise by the Committee, Non-Employee Directors shall not receive separate and additional grants hereunder for being a Non-Employee Director of (i) the Company and a Subsidiary or (ii) more than one Subsidiary.

(b) INITIAL GRANTS OF RESTRICTED STOCK. A Non-Employee Director who first becomes a Non-Employee Director shall receive a pro-rata amount (based on quarter(s) of service following the date the Non-Employee Director was appointed as a Non-Employee Director on the next Non-Employee Director Annual Grant.

(c) ANNUAL GRANTS OF RESTRICTED STOCK. On each Non-Employee Director Grant Date, each Non-Employee Director who attended at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year shall receive a Non-Employee Director Annual Grant; provided, however that a Non-Employee Director first appointed during the previous calendar year shall receive only the initial grant of restricted stock as set forth in Section 10(b).

(d) VESTING OF RESTRICTED STOCK. Restricted Stock granted under this Section 10 shall be fully vested upon grant.

11. Effect of Certain Changes.

(a) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of such shares, or other similar transactions, the Committee shall equitably adjust (i) the maximum number of Options or shares of Restricted Stock that may be awarded to a Grantee in any calendar year (as provided in Section 5 hereof), (ii) the number of shares of Class B Common Stock available for awards under the Plan, (iii) the number and/or kind of shares covered by outstanding awards and (iv) the price per share of Options so as to reflect such event and preserve the value of such awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(b) CHANGE IN CLASS B COMMON STOCK. In the event of a change in the Class B Common Stock as presently constituted that is limited to a change of all of its authorized shares of Class B Common Stock, into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Class B Common Stock within the meaning of the Plan.

12. Corporate Transaction; Change in Control; Related Entity Disposition.

(a) CORPORATE TRANSACTION. In the event of a Corporate Transaction, each award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Corporate Transaction. Effective upon the consummation of the Corporate Transaction, all outstanding awards of Options under the Plan shall terminate, unless otherwise determined by the Committee. However, all such awards shall not terminate if the awards are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

(b) CHANGE IN CONTROL. In the event of a Change in Control (other than a Change in Control which is also a Corporate Transaction), each award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control.

(c) RELATED ENTITY DISPOSITION. The Continuous Service of each Grantee (who is primarily engaged in service to a Related Entity at the time it is involved in a Related Entity Disposition) shall terminate effective upon the consummation of such Related Entity Disposition, and each outstanding award of such Grantee under the Plan shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer (except with regard to the Insider Trading Policy and such other agreements between the Grantee and the Company). Unless otherwise determined by the Committee, the Continuous Service of a Grantee shall not be deemed to terminate (and each outstanding award of such Grantee under the Plan shall not become fully vested and exercisable and, in the case of an award of Restricted Stock, shall not be released from any restrictions on transfer) if (i) a Related Entity Disposition involves the spin-off of a Related Entity, for so long as such Grantee continues to remain in the service of such entity that constituted the Related Entity immediately prior to the consummation of such Related Entity Disposition (“SpinCo”) in any capacity of officer, employee, director or consultant or (ii) an outstanding award is assumed by the surviving corporation (whether SpinCo or otherwise) or its parent entity in connection with a Related Entity Disposition.

(d) SUBSTITUTE AWARDS. The Committee may grant awards under the Plan in substitution of stock-based incentive awards held by employees, consultants or directors of another entity who become employees, consultants or directors of the Company or any Subsidiary by reason of a merger or consolidation of such entity with the Company or any Subsidiary, or the acquisition by the Company or a Subsidiary of property or equity of such entity, upon such terms and conditions as the Committee may determine, and such awards shall not count against the share limitation set forth in Section 5 of the Plan.

13. Period During which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from May 23, 2016, the date the Board adopted the Plan.

14. Transferability of Awards.

(a) Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by the laws of descent and distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee or his or her guardian or legal representative.

(b) Nonqualified Stock Options shall be transferable in the manner and to the extent acceptable to the Committee, as evidenced by a writing signed by the Company and the Grantee. Nonqualified Stock Options shall be transferable by a Grantee as a gift to the Grantee’s “family members” (as defined in Form S-8) under such terms and conditions as may be established by the Committee; provided that the Grantee receives no consideration for the transfer. Notwithstanding the transfer by a Grantee of a Nonqualified Stock Option, the transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to the Nonqualified Stock Option immediately before the transfer (including, without limitation, the Insider Trading Policy) and the Grantee will continue to remain subject to the withholding tax requirements set forth in Section 15 hereof.

(c) The terms of any award granted under the Plan, including the transferability of any such award, shall be binding upon the executors, administrators, heirs and successors of the Grantee.

(d) Each Grantee who receives an award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities. By way of example, and not limitation, Restricted Stock shall remain subject to the Insider Trading Policy after the Restricted Period.

15. Agreement by Grantee regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of an Option or the expiration of a Restricted Period (each a “Tax Event”), each Grantee shall agree that no later than the date of the Tax Event, the Grantee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Unless determined otherwise by the Committee, a Grantee shall permit, to the extent permitted or required by law, the Company to withhold federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due to the Grantee. Unless otherwise determined by the Committee, any such above-described withholding obligation may, in the discretion of the Company, be satisfied by the withholding by the Company or delivery to the Company of Class B Common Stock.

16. Rights as a Stockholder.

Except as provided in Section 9(d) of the Plan, a Grantee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of such shares to him or her. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such shares are issued, except as provided in Section 11(a) of the Plan.

17. No Rights to Employment; Forfeiture of Gains.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Grantee the right to continue as a director of, in the employ of, or in a consultant relationship with, the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Grantee’s employment or consulting relationship. Awards granted under the Plan shall not be affected by any change in duties or position of a Grantee as long as such Grantee continues to be employed by, or in a consultant relationship with, or a director of the Company or any Subsidiary. The Agreement for any award under the Plan may require the Grantee to pay to the Company any financial gain realized from the prior exercise, vesting or payment of the award in the event that the Grantee engages in conduct that violates any non-compete, non-solicitation or non-disclosure obligation of the Grantee under any agreement with the Company or any Subsidiary, including, without limitation, any such obligations provided in the Agreement.

18. Beneficiary.

A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee’s estate shall be deemed to be the Grantee’s beneficiary.

19. Approval; Amendment and Termination of the Plan.

(a) APPROVAL. The Plan initially became effective when adopted by the Board on May 23, 2016 and shall terminate on the tenth anniversary of such date (except as to awards outstanding on that date). The Plan was ratified by the Company’s stockholder on May 24, 2016. The Board amended the Plan on September 29, 2016 to, among other things, (i) increase the amount of authorized shares under the Plan to 691,000 shares of Class B Common Stock and (ii) change the vesting of the Non-Employee Director Annual Grant to immediate. The Company’s stockholders ratified such amendment to the Plan on January 18, 2017.

(b) AMENDMENT AND TERMINATION OF THE PLAN. The Board, or the Committee if so delegated by the Board, at any time and from time to time may suspend, terminate, modify or amend the Plan; however, unless otherwise determined by the Board, or the Committee if applicable, an amendment that requires stockholder approval in order for the Plan to continue to comply with any law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Section 11(a) of the Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Grantee is obtained.

20. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

21. Section 409A of the Code.

It is the intention of the Company that no award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 21, and the Plan and the terms and conditions of all awards shall be interpreted accordingly. The terms and conditions governing any awards that the Committee determines will be subject to Section 409A of the Code shall be set forth in the applicable award Agreement and shall comply in all respects with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Grantee pursuant to an award would cause the Grantee to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Grantee for any tax, interest, or penalties that Grantee might owe as a result of the grant, holding, vesting, exercise, or payment of any award under the Plan.

ANNUAL MEETING OF STOCKHOLDERS OF
ZEDGE, INC.

January 18, 2017

Important Notice Regarding the Availability of Proxy Materials for the Zedge, Inc.
Stockholders Meeting to be Held on January 18, 2017:
The Notice of Annual Meeting and Proxy Statement and the 2016 Annual Report are available at:

http://investor.zedge.net/
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES,
“FOR” PROPOSALS 2, 3, 4 AND 6, AND FOR “ONE YEAR” FOR PROPOSAL 5.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST		ABSTAIN
1. Election of Directors: NOMINEES:

2. To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will, among other things (a) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 500,000, (b) modify the non-employee directors’ annual automatic grant to provide that, if the Company’s market cap is below $40 million as calculated in the Plan, a pro-rata portion will be paid in cash, and (c) change the vesting of future grants of restricted stock to be automatically awarded to non-employee directors under the Plan to vest in full upon grant instead of two years after grant.

					☐	☐		☐
Marie Therese Carney	☐	☐	☐
Mark Ghermezian	☐	☐	☐
Stephen Greenberg	☐	☐	☐
Howard Jonas	☐	☐	☐
Michael Jonas	☐	☐	☐
					FOR	AGAINST		ABSTAIN

3. To approve the acceleration of the vesting date of restricted stock that will be automatically awarded to the Company’s non-employee directors on January 5, 2017 from January 5, 2019 to January 18, 2017.

					☐	☐		☐
					FOR	AGAINST		ABSTAIN
				4. To conduct an advisory vote on executive compensation.	☐	☐		☐
					1 Yr	2 Yrs	3 Yrs	ABSTAIN
				5. To conduct an advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
					FOR	AGAINST		ABSTAIN
				6. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2017.	☐	☐		☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder ____________________________	Date: ______________	Signature of Stockholder _________________________	Date: _______________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

Electronic Distribution

If you would like to receive future ZEDGE, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ZEDGE, INC.
22 Cortlandt Street, 14th Floor, New York, New York 10007
(330) 577-3424
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 18, 2017

The undersigned appoints Michael Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Zedge, Inc. to be held at the Offices of Zedge, Inc., 22 Cortlandt Street, 14th Floor, New York, New York 10007 on January 18, 2017 at 10:30 a.m., and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS, “FOR” PROPOSALS 2, 3, 4 AND 6, AND FOR “ONE YEAR” FOR PROPOSAL 5, LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

ZEDGE, INC.

JANUARY 18, 2017

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL – Date, sign and mail your proxy card in the envelope provided as soon as possible.

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

GO GREEN – e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER ______________________ ACCOUNT NUMBER ______________________

$ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. $

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK
YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES,
“FOR” PROPOSALS 2, 3, 4 AND 6, AND FOR “ONE YEAR” FOR PROPOSAL 5.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST		ABSTAIN
1. Election of Directors: NOMINEES:

2. To approve an amendment to the Zedge, Inc. 2016 Stock Option and Incentive Plan that will, among other things (a) increase the number of shares of the Company’s Class B Common Stock available for the grant of awards thereunder by 500,000, (b) modify the non-employee directors’ annual automatic grant to provide that, if the Company’s market cap is below $40 million as calculated in the Plan, a pro-rata portion will be paid in cash, and (c) change the vesting of future grants of restricted stock to be automatically awarded to non-employee directors under the Plan to vest in full upon grant instead of two years after grant.

					☐	☐		☐
Marie Therese Carney	☐	☐	☐
Mark Ghermezian	☐	☐	☐
Stephen Greenberg	☐	☐	☐
Howard Jonas	☐	☐	☐
Michael Jonas	☐	☐	☐
					FOR	AGAINST		ABSTAIN

3. To approve the acceleration of the vesting date of restricted stock that will be automatically awarded to the Company’s non-employee directors on January 5, 2017 from January 5, 2019 to January 18, 2017.

					☐	☐		☐
					FOR	AGAINST		ABSTAIN
				4. To conduct an advisory vote on executive compensation.	☐	☐		☐
					1 Yr	2 Yrs	3 Yrs	ABSTAIN
				5. To conduct an advisory vote on frequency of future advisory votes on executive compensation.	☐	☐	☐	☐
					FOR	AGAINST		ABSTAIN
				6. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2017.	☐	☐		☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐	MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder ____________________________	Date: _______________	Signature of Stockholder ____________________________	Date: ______________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.